FEDERATED EQUITY INCOME FUND II
(A Portfolio of Federated Insurance Series)

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 16, 1996
Effective February 10, 1997, Christopher H. Wiles no longer serves as portfolio manager for the Fund. Therefore, please delete Mr. Wiles' biographical information from the prospectus and replace it with the following:
     `Linda A. Duessel has been the Fund's portfolio manager since
     February 1997.           Ms. Duessel joined Federated Investors in
     1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.''
                                                          February 28, 1997



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779


Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313916801
G01083-12 (2/97)



FEDERATED UTILITY FUND II
(A Portfolio of Federated Insurance Series)

SUPPLEMENT TO THE PROSPECTUS DATED APRIL 22, 1996
Effective February 10, 1997, Christopher H. Wiles no longer serves as portfolio manager for the Fund. Therefore, please delete Mr. Wiles' biographical information from the prospectus. Please note that Linda A. Duessel will continue to serve as portfolio manager for the Fund.
                                                          February 28, 1997



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313916108